UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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AMANA MUTUAL FUNDS TRUST

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PROXY STATEMENT
January 10, 2025
Important Voting Information Inside
Amana Mutual Funds Trust

Please vote immediately! You can vote online, by telephone, or by mail. Details on voting can be found on your Proxy Card.

AMANA MUTUAL FUNDS TRUST
1300 N. State Street
Bellingham, WA 98225
SPECIAL JOINT MEETING OF SHAREOWNERS
AMANA MUTUAL FUNDS TRUST

AMANA MUTUAL FUNDS TRUST
1300 N. State Street
Bellingham, WA 98225
January 10, 2025
Fellow Shareowners:
We are writing to ask for your vote as an Amana Income Fund, Amana Growth Fund, Amana Developing World and Amana Participation Fund (each a “Fund,” together the “Funds”) shareowner at the February 14, 2025 meeting. The purpose of the meeting is to elect or re-elect three current Trustees and to elect two new Trustees. The Board of Trustees unanimously recommends approval of all Trustees.
You have received this letter and the accompanying notice and Proxy Statement because you were a shareowner of record of a Fund on January 2, 2025 (the “Record Date”). The cost of the shareowner meeting, including the expenses of printing and mailing this proxy statement, is being paid by the Funds.
Please review the proposal details in the enclosed materials. Your vote is needed, whether or not you attend the meeting. Once you have decided how you will vote, please complete, sign, date, and return the enclosed Proxy Card(s). You may also vote over the phone or online. If you hold shares in more than one account or in more than one Fund, please vote each Proxy Card you receive.
Voting is quick and easy. It is important that your vote be received before the meeting on February 14, 2025. As the meeting date approaches, if you have not voted you may receive further communications from Broadridge Financial Solutions, a proxy solicitation firm, urging you to vote.
If you have any questions, please call Amana Mutual Funds (1-855-742-8271).
By order of the Board of Trustees of Amana Mutual Funds Trust,
Elliot S. Cohen
Secretary
Amana Mutual Funds Trust

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Important Information to Help You Understand the Proposal
QUESTIONS & ANSWERS
Q.	What is happening? Why did I get this package?
A.	Amana Mutual Funds Trust, on behalf of each of its mutual funds, is conducting a meeting of shareowners, scheduled for February 14, 2025, to vote on the election of the Board of Trustees.
Q.	What issues am I being asked to vote on?
A.
You are being asked to approve the election or re-election of three current Trustees and to elect two new Trustees. Mr. Nicholas F. Kaiser, President and Trustee of the Trust, and Dr. M. Yaqub Mirza, Independent Chairman of the Trust, will retire from their positions effective June 2025. Mr. Kaiser and Dr. Mirza will serve as Emeritus Trustees following their retirement. The Board’s Governance, Nominations and Compensation Committee has identified, and the Independent Trustees of the Trust have nominated, two new nominees to the Board, Ms. Jane K. Carten and Ms. Asma Y. Mirza. The Board believes that each nominee is an experienced and highly qualified fiduciary who will exercise strong fund governance practices.

Q.	How does the Board of Trustees recommend that I vote?
A.	The Board of Trustees unanimously recommends that you vote “FOR” the proposal.
Q:	Who is eligible to vote at the Meeting?
A:
Only the Funds’ shareowners of record as of the close of business on January 2, 2025, the Record Date, are entitled to notice of, and to be present and to vote at, the meeting or any adjournment(s) thereof.

Q.	How do I vote my shares?
A.	You can vote your shares at the meeting, or you can authorize proxies to vote your shares by mail, telephone, or online using the enclosed Proxy Card.
Please complete, sign and return the enclosed Proxy Card
in the enclosed envelope.
No postage is required if mailed in the United States.
You may also vote your proxy online or by phone in accordance with the instructions set forth on the enclosed Proxy Card.
The Proxy Statement is available at www.saturna.com/amana/proxy-2025
If you have additional questions, please call Amana Mutual Funds at
855-742-8271

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AMANA MUTUAL FUNDS TRUST
On behalf of
Amana Income Fund
Amana Growth Fund
Amana Developing World
Amana Participation Fund
1300 N. State Street
Bellingham, WA 98225
NOTICE OF SPECIAL MEETING OF SHAREOWNERS
TO BE HELD FEBRUARY 14, 2025
Fellow Shareowners:
Notice is hereby given that Amana Mutual Funds Trust (“Amana” or “the Trust”), on behalf of each of its series named above (each, a “Fund” and, collectively, “Funds”), will hold a special meeting (“Meeting”) of its shareowners at 1300 N. State Street, Bellingham, WA, on February 14, 2025, at 2:00 p.m., Pacific Time, for the following purposes:
(1)	To elect or re-elect five Trustees to the Board of Trustees of the Trust; and
(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.
You are entitled to vote at the Meeting if you owned shares of any Fund at the close of business on January 2, 2025. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
PROXY VOTING OPTIONS
To vote by any of the following methods, please READ the Proxy Statement and follow the instructions below.

1 To vote ONLINE please have your Proxy Card at hand, go to the website that appears on your Proxy Card, enter the control number that appears on your Proxy Card, and follow the simple instructions.

2 To vote by TELEPHONE please have your Proxy Card at hand, call the telephone number that appears on your Proxy Card, enter the control number that appears on the Proxy Card, and follow the simple instructions.

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3 To vote by MAIL enclose your VOTED and SIGNED (in ink) Proxy Card in the postage paid envelope provided and send to address on envelope.

We encourage you to vote by telephone or online using the control number that appears on the enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.
Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.
By Order of the Board of Trustees,
Elliot S. Cohen
Secretary
January 10, 2025

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AMANA MUTUAL FUNDS TRUST
On behalf of
Amana Income Fund
Amana Growth Fund
Amana Developing World
Amana Participation Fund
1300 N. State Street
Bellingham, WA 98225
PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREOWNERS
TO BE HELD FEBRUARY 14, 2025
January 10, 2025
This document is a proxy statement (“Proxy Statement”) with respect to the above-named series (each, “a Fund” and, collectively, “the Funds”) of Amana Mutual Funds Trust (“Amana”, or “the Trust”) in connection with the solicitation of proxies by the Trust’s Board of Trustees to be voted at a special meeting of shareowners to be held at 1300 N. State Street, Bellingham, WA, on February 14, 2025, at 2:00 p.m., Pacific Time, for the purposes set forth below and described in this Proxy Statement. (The special meeting and any adjournment(s) or postponement(s) of the special meeting are referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to shareowners of the Funds on or about January 10, 2025.
The following Proposals will be considered and acted upon at the Meeting:

Proposal	Shareowners Entitled to Vote	Page
(1) To elect or re-elect five Trustees to the Board of Trustees of the Trust.	Shareowners of each Fund, voting together.	9
(2) To transact such other business as may properly come before the Meeting.

VOTING INFORMATION
Shareowners of record of a Fund as of the close of business on January 2, 2025 (“Record Date”) are entitled to be present and to vote at the Meeting. The number of shares that you may vote is the total of the number shown on the Proxy Card(s) accompanying this Proxy Statement. Shareowners of each Fund are entitled to cast one vote for each dollar of the Fund’s net asset value owned on the Record Date and a fractional vote for each fractional dollar of the Fund’s net asset value owned on that date. On the Record Date, each Fund had the number

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of shares issued and outstanding as set forth in Exhibit A. To the best of Amana’s knowledge, Exhibit B sets forth certain information regarding persons who own beneficially or of record more than 5% of any class of shares of the Funds as of December 20, 2024.
Revocation of Proxies
Any shareowner giving a proxy has the power to revoke it by mail (addressed to the Secretary of Amana at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to Amana. A superseding proxy may also be executed by voting via telephone or online. The superseding proxy need not be voted using the same method (mail, telephone, or online) as the original proxy vote.
Quorum and Adjournment
The Trust must achieve quorum for purposes of Proposals 1 and 2 by having shares representing one-third (33 1/3%) of the total combined net asset value of the Trust’s shares (with all Funds counted together) on the Record Date represented at the Meeting, either in person or by proxy. The chairman of the Meeting may adjourn the Meeting one or more times for any reason, including to permit further solicitation in the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve a proposal by the time of the Meeting. No notice of adjournment of the Meeting to another time or place need be given to shareowners if such time and place are announced at the Meeting at which the adjournment is taken, or reasonable notice is given to persons present at the Meeting, and if the adjourned meeting is held within a reasonable time after the date set for the original Meeting.
For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. Accordingly, shareowners are urged to vote or forward their voting instructions promptly. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.
Required Vote and Voting Rights
Shareowners of record on the Record Date are entitled to be present and to vote at the Meeting. Shareowners of each Fund are entitled to cast one vote for each dollar of the Fund’s net asset value owned on the Record Date and a fractional vote for each fractional dollar of the Fund’s net asset value owned on that date.

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The shareowners of all Funds of the Trust will vote collectively as a single class on Proposal 1. Approval of Proposal 1 requires the favorable vote of a plurality of the votes cast in person or by proxy, provided a quorum is present. To be elected, persons nominated as Trustees (the “Nominees”) must receive a plurality of the votes cast, which means that the five Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected. The approval of one Nominee is not contingent on the approval of the other Nominees.
Solicitation of Proxies
The initial solicitation of proxies will be made by mail or e-mail. Additional solicitations may be made by telephone, e-mail, mail, or other personal contact by Amana’s officers or employees or agents of Saturna Capital Corporation (“Saturna Capital” or “investment adviser”), the investment adviser for each Fund, or one of its affiliates or by a proxy soliciting firm retained by the Funds. Saturna Capital has retained Broadridge Financial Services as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareowners by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation, and solicitation services. The cost of retaining such proxy solicitor is estimated to be $199,193, excluding printing and mailing costs following the initial mailing of the proxies. Costs will vary depending on the number of solicitations made. Amana’s officers, and those employees and agents of Saturna Capital or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining Broadridge Financial Services, will be borne by the Funds proportionately based on each Fund’s net assets. In addition, the Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. The Funds may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.
Shareowner Reports
The Funds’ most recent shareowner reports for the annual period ended May 31, 2024 have been mailed previously to shareowners, and annual financial statements and additional information for each Fund have been filed with the SEC on Form N-CSR. This Proxy Statement should be read in conjunction with the shareowner reports, annual financial statements and additional information for each Fund you own. You can obtain copies of the shareowner reports or

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Form N-CSR, without charge, by writing to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225, by calling 1-800-SATURNA (1-800-728-8762), or at https://www.saturna.com/amana/growth-fund#literature.
Other Matters to Come Before the Meeting
The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Funds may be voted only in person or by written proxy.
Investment Adviser, Administrator and Principal Underwriter
Saturna Capital, 1300 N. State Street, Bellingham, Washington 98225, is the Trust’s investment adviser and administrator. Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, Washington 98225, is the Trust’s principal underwriter. Ms. Jane K. Carten, Chairman, CEO and President of Saturna Capital, through her ownership of 52% of its voting stock, is a control person of the adviser. Mr. Nicholas F. Kaiser, Founder and Global Strategist of Saturna Capital, through his ownership of 41% of its voting stock, is a control person of the adviser.
Householding
To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareowners having the same last name and address in the Funds’ records, unless the Funds have received contrary instructions from a shareowner. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareowner wants to opt out of householding and receive multiple copies of these materials or to receive only one copy now or in the future, the shareowner should make a request by calling 1-866-540-7095 and following the instructions, or writing to Householding Department, 51 Mercedes Way Edgewood, NY 11717 specifying your name, the name of your financial institution, and your account number at the financial institution.

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PROPOSAL 1
Affected: All Funds
ELECTION OF TRUSTEES
What are shareowners being asked to approve in Proposal 1?
The purpose of this proposal is to elect the Board of Trustees (“Board”) for the Amana Mutual Funds Trust (“Amana,” or “the Trust”). Four Funds comprise the Trust: Amana Income Fund, Amana Growth Fund, Amana Developing World and Amana Participation Fund (each, a “Fund,” and collectively, “the Funds”).
The Board’s current Trustees are Firas J. Al-Barzinji, Dr. Miles K. Davis, Ronald H. Fielding, Nicholas F. Kaiser, and Dr. M. Yaqub Mirza. Mr. Kaiser is an “interested person” (as defined in the Investment Company Act of 1940) (an “Interested Trustee”) of the Trust. Messrs. Al-Barzinji and Fielding and Drs. Davis and Mirza are not “interested persons” (each, an “Independent Trustee”) of the Trust. Mr. Kaiser and Dr. Mirza will retire from the Board effective June 2025, and they are not standing for re-election. The Board’s Governance, Nominations and Compensation Committee (“Nominating Committee”) has identified, and the Independent Trustees of the Trust have nominated, two new Nominees to the Board, Ms. Jane K. Carten and Ms. Asma Y. Mirza. If elected by shareowners, Ms. Carten would be an Interested Trustee of the Trust and Ms. Mirza would be an Independent Trustee of the Trust, and each would join the Board in June 2025. It is intended that the enclosed Proxy Card(s) will be voted for all five of the Nominees listed below unless a Proxy Card contains specific instructions to the contrary.
Firas J. Al-Barzinji
Jane K. Carten
Miles K. Davis
Ronald H. Fielding
Asma Y. Mirza
The Nominating Committee met to consider Board candidates and, after due consideration, recommended to the Board the Nominees listed above for election by shareowners. The Nominating Committee took into consideration the knowledge, background, and experience of each Nominee. In particular, the Nominating Committee considered each Nominee’s ability to bring integrity, insight, energy, and analytical skills to the deliberations of the Board; ability and willingness to make the considerable time commitment necessary to function as an effective Board member; and, for certain of the Nominees, the prior years of service as a Trustee of Amana and familiarity with the Funds.
The Nominees each have consented to be named in this Proxy Statement and to serve as Trustees if elected or re-elected. The Board has no reason to believe that

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any of the Nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees are related to one another. Ms. Carten is the daughter of Nicholas F. Kaiser and Ms. Mirza is the daughter of Dr. M. Yaqub Mirza.
No Nominee is a party adverse to any Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Fund or any of its affiliates.
Who are the Nominees to the Board?
Information about the Nominees, including their addresses, years of birth, principal occupations during the past five years, and other current directorships, is set forth in the following table.
Amana Mutual Funds Trust (4 portfolios), together with the Saturna Investment Trust (8 portfolios), constitutes the Saturna Fund Complex (“Fund Complex”). Mr. Fielding also serves as Trustee for the Saturna Investment Trust.
The Board oversees the operations of the Funds, and is responsible for the overall management and supervision of the affairs of Amana in accordance with the laws of the State of Delaware. The Board appoints officers and delegates to them the management of the day-to-day operations of the Funds with general oversight by the Board.
Subject to the Emeritus Trustee and Trustee retirement policies, a Trustee serves for the lesser of 1) the lifetime of Amana; 2) upon reaching age 78; or 3) until resignation, death, removal, retirement or non-re-election by the shareowners. Should a Trustee desire to continue serving past the retirement age, the Board shall vote, by unanimous secret ballot administered by the Trust’s independent legal counsel to determine whether to waive the retirement age requirement for that Trustee each year. In accordance with such policies, the Board voted to extend the terms of Mr. Kaiser and Dr. Mirza, and each of them is expected to retire as a Trustee effective June 2025. Mr. Kaiser and Dr. Mirza will continue to serve as Emeritus Trustees after their retirement. The Board established the honorary status of Emeritus Trustee, to encourage the continued interest of experienced Trustees in the activities of Amana, and to avail the Board of the experience and wisdom of past Trustees. Any retiring or resigning Amana Trustee may voluntarily elect to continue service as an Emeritus Trustee without limitation as to age. Emeritus Trustees do not vote. Their presence and honorary status will be noted in the minutes of any Board meeting they attend. Emeritus Trustees attending the Trust’s June meeting receive the meeting attendance fee of $1,000, plus reimbursement for travel expenses.

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INFORMATION REGARDING NOMINEES
I. FOR ELECTION AT THE MEETING

Name, Year of Birth, and Address[1]	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years, Including Directorships	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 years
Nominees for Independent Trustee
Firas J. Al-Barzinji, JD, MBA[2] 1983	Independent Trustee; Audit and Compliance Committee	2022	General Counsel, Sterling Management Group, Inc. (management services); Director and Chief Compliance Officer of Sterling Advisory Services, Inc.	4	None
Miles K. Davis, PhD[3] 1959	Independent Trustee; Governance, Nominations and Compensation Committee (Chairman)	2008	Former CEO and Vice Chancellor of Wigwe University; Former President, Linfield University; Former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business, Shenandoah University; Former Associate Professor of Management/ Director of the Institute for Entrepreneurship, Shenandoah University	4	None
Ronald H. Fielding, MA, MBA, CFA® 1949	Independent Trustee; Audit and Compliance Committee (Chairman, Financial Expert)	2012	Director, ICI Mutual Insurance Company	12	Trustee, Saturna Investment Trust

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Name, Year of Birth, and Address[1]	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years, Including Directorships	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 years
Asma Y. Mirza, MBA 1984	Nominee	n/a
Chief Performance Officer, State of Maryland; Former Chief of Staff, White House COVID-19 Response Team; Former Deputy, White House Infrastructure Implementation Team; Former Special Assistant, President of the United States; Former Engagement Manager, McKinsey & Company.
				4 (upon election)	None
Nominee for Interested Trustee[4]
Jane K. Carten, MBA 1975	Nominee	n/a
Vice President, Amana Mutual Funds Trust (since 2012); President Saturna Investment Trust (since 2017); Chairperson (since 2024), President, Chief Executive Officer, and Director of Saturna Capital Corporation; Vice President and Director, Saturna Trust Company; President and Director, Saturna Brokerage Services, Inc.
				12 (upon election)	Trustee, Saturna Investment Trust (8 portfolios)

1 The address for each Nominee and Trustee is 1300 N. State Street, Bellingham, WA 98225.
2 Mr. Al-Barzinji is Director and Chief Compliance Officer of Sterling Advisory Services, Inc., the investment adviser to two private investment funds that are sub-advised by Saturna Capital Corporation, and which pay an investment sub-advisory fee to Saturna Capital Corporation.

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3 Saturna Capital Corporation has committed to make a charitable donation to the School of Business at Linfield University to support education programming in sustainable investing. Saturna Capital has committed to make a donation of $125,000 over five years, in the amount of $25,000 a year, beginning on September 30, 2021. Dr. Miles Davis ceased serving as the President of Linfield University effective January 2024.
4 If elected, Ms. Carten would serve as an Interested Trustee of Amana; she serves as Chairperson, Chief Executive Officer, President and Director, Saturna Capital Corporation.
Who are the executive officers of Amana Mutual Funds Trust?
The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. Amana’s principal officers are:

Name, Year of Birth, and Address[1]	Position Held with the Trust	Officer of Amana/ Fund Complex Since	Principal Occupation(s) During Past 5 Years
Jane K. Carten, MBA[2] 1975	Vice President	2012/2012	Chairman, Chief Executive Officer, President, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company
Christopher R. Fankhauser[2] 1972	Treasurer	2002/2002
Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer,
Saturna Brokerage Services; Vice President, Director, and Chief Operations Officer, Saturna Trust Company

Michael E. Lewis[2,3] 1961	Chief Compliance Officer	2012/2012	Chief Compliance Officer, Saturna Capital Corporation, Amana Mutual Funds Trust, Saturna Investment Trust, and Saturna Trust Company
Jacob A. Stewart[2] 1980	Anti-Money Laundering Officer	2015/2015	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services; Bank Secrecy Act Officer, Saturna Trust Company
Elliot S. Cohen[2] 1963	Secretary	2022/2022	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments

1 The address for each officer is 1300 N. State Street, Bellingham, WA 98225.
2 Mr. Fankhauser, Mr. Lewis, and Mr. Stewart and Mr. Cohen hold the same positions with Saturna Investment Trust, which has eight fund portfolios and is also managed by Saturna Capital Corporation. Ms. Carten is President and Trustee of Saturna Investment Trust.

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3 The Trustees have approved a portion of the Chief Compliance Officer’s compensation be allocated to the Trust. During the fiscal year ended May 31, 2024, the Chief Compliance Officer of the Trust received from the two registered investment companies in the fund complex for which he served in that capacity, compensation in the amount of $200,000, of which the Trust paid $125,000.
What is the share ownership in the Funds by the Nominees and the officers?
As of December 20, 2024, each of the Nominees and executive officers of Amana beneficially owned individually and collectively as a group the following amounts of each Fund:
Trustees and Officers Ownership of Trust Shares
As of December 20, 2024, each of the Nominees and executive officers of Amana beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Income Fund Investor shares, Growth Fund Investor shares, Growth Fund Institutional shares, Developing World Investor shares, and Participation Fund Investor Shares.
As of December 20, 2024, each of the Nominees and executive officers of Amana beneficially owned individually less than 1% of the outstanding shares of Income Fund Institutional shares.

Title of Class	Name of Beneficial Owner	Shares	Percent of Class
Amana Income Fund Institutional Shares (AMINX)	Directors and Executive Officers of the Registrant as a group	191,440	1.14%

As of December 20, 2024, each of the Nominees and executive officers of Amana beneficially owned individually less than 1% of the outstanding shares of the Developing World Institutional shares, with the exception of Jane K. Carten who has reportable interest through her control of Saturna Capital and direct ownership of shares held in other accounts.

Title of Class	Name of Beneficial Owner	Shares	Percent of Class
Amana Developing World Fund Institutional Shares (AMIDX)	Officer Name
	Jane K. Carten	245,011	3.39%
	Directors and Executive Officers of the Registrant as a group	245,806	3.40%

As of December 20, 2024, each of the Nominees and executive officers of Amana beneficially owned individually less than 1% of the outstanding shares of the Participation Fund Institutional shares, with the exception of Jane K. Carten who has reportable interest through her control of Saturna Capital and direct ownership of shares held in other accounts.

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Title of Class	Name of Beneficial Owner	Shares	Percent of Class
Amana Participation Fund Institutional Shares (AMIPX)	Officer Name
	Jane K. Carten	564,183	2.89%
	Directors and Executive Officers of the Registrant as a group	582,658	2.99%

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all the funds in the Fund Complex as of December 20, 2024. The information as to beneficial ownership is based on information furnished by each Nominee.

Name of Trustee
Independent Trustees/Nominees
Firas J. Al-Barzinji,	Amana Income: $50,001-$100,000 Amana Growth: over $100,000 Amana Developing World: $10,001-$50,000 Amana Participation: $10,001-$50,000
Miles K. Davis	Amana Income: $50,001-$100,000 Amana Growth: $10,001-$50,000 Amana Developing World: $10,001-$50,000
Ronald H. Fielding	Amana Income: over $100,000 Amana Growth: over $100,000
Asma Y. Mirza	Amana Income: $1-$10,000 Amana Growth: over $100,000 Amana Developing World: $10,001-$50,000
Interested Trustee/Nominee
Jane K. Carten	Amana Income: over $100,000 Amana Growth: over $100,000 Amana Developing World: over $100,000 Amana Participation: over $100,000

Name of Trustee	Aggregate Dollar Range of Securities in Funds Overseen by Trustee in Fund Complex	Number of Funds in Fund Complex Overseen
Independent Trustees/Nominees
Firas J. Al-Barzinji	Over $100,000	4
Miles K. Davis	Over $100,000	4
Ronald H. Fielding	Over $100,000	12
Asma Y. Mirza	Over $100,000	4 (upon election)
Interested Trustee/Nominee
Jane K. Carten	Over $100,000	12 (upon election)

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The Board schedules regular quarterly meetings. During the fiscal year ended May 31, 2024, the Board met four times. Each incumbent Trustee attended all meetings of the Board held during the fiscal year, including the meetings of the Board’s standing committees on which such Trustee was a member. Amana does not hold annual shareowners’ meetings, and therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.
Other than Ms. Carten, none of the Nominees (or any of their immediate family members) have ever owned securities of the investment adviser or any related entity. No arrangement or understanding with respect to the composition of the Board of Trustees of the Funds or of the board of directors of the investment adviser, or with respect to the selection of appointment of any person to any office with either such company was made in connection with these transactions.
What is the compensation for Trustees on the Board?
The fees paid to the Independent Trustees are allocated among the Funds in the Trust based on each Fund’s net assets. The Trust does not pay any officers, except the Trust’s Chief Compliance Officer. The Trust reimburses Saturna Capital $125,000 per year (allocated among the Funds) for a portion of the compensation paid the Trust’s Chief Compliance Officer. The Trust pays the Independent Trustees $3,500 per quarter in arrears, $1,000 per Board meeting attended (in person or by phone), $250 for each Fund of the Trust, and reimbursement of travel expenses. The Trustees are also paid $250 for committee meetings attended. The Trust pays the Board chairman and each committee chairman an additional $500 per quarter in arrears. For the fiscal year ended May 31, 2024, the Trust paid $75,250 of compensation expenses. No pension or retirement benefits were incurred.
The following table lists compensation paid to the continuing Trustees of Amana for the fiscal year ended May 31, 2024, as well as information regarding compensation from the Fund Complex for the fiscal year ended May 31, 2024. No pension or retirement benefits are proposed to be paid to any Trustee or any officer by Amana or any fund in the Fund Complex.

Name of Trustee	Aggregate Compensation from Trust	Total Compensation from the Fund Complex	Number of Funds in Fund Complex Overseen
Independent Trustees
Firas J. Al-Barzinji	$19,250	$19,250	4
Miles K. Davis	$20,250	$20,250	4
Ronald H. Fielding	$21,250	$28,000	12

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What is Amana’s governance structure and the Board’s role in risk oversight?
Committees
The Board has an Audit and Compliance Committee consisting solely of Independent Trustees. The Committee held one meeting during the most recent fiscal year ended May 31, 2024. The Committee operates under a specific charter, selects the independent registered public accounting firm, and reviews all audit reports. The Committee also reviews and considers matters related to the Trust’s compliance program, and meets with the Chief Compliance Officer at least annually. Ronald H. Fielding (the Committee’s Audit Committee Financial Expert), Dr. M. Yaqub Mirza, and Firas J. Al-Barzinji are the members of the Audit and Compliance Committee. Upon Dr. Mirza’s retirement, Ms. Asma Y. Mirza will be appointed to the Audit and Compliance Committee, subject to her election by shareowners.
The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time.
The Board has a Governance, Compensation, and Nominations Committee composed of at least three members. The Committee held one meeting during the most recent fiscal year ended May 31, 2024. The Committee oversees the Board’s annual review of operations and structure and recommends trustee compensation. The Independent Trustee members of the Committee select and propose candidates to serve as Independent Trustees of the Trust. Dr. Miles K. Davis (Committee Chairman), Dr. M. Yaqub Mirza, and Nicholas F. Kaiser (an Interested Trustee) are the members of the Governance, Compensation, and Nominations Committee. With respect to the selection of nominees for Independent Trustees, Mr. Kaiser acts solely in an advisory capacity and does not vote. Upon Mr. Kaiser’s and Dr. Mirza’s retirement, Mss. Carten and Mirza will be appointed to the Governance, Compensation, and Nominations Committee (subject to their election by shareowners). As an Interested Trustee, Ms. Carten will act solely in an advisory capacity and will not vote with respect to the selection of nominees for Independent Trustees.
Leadership Structure and Board of Trustees
As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, extensive experience in business and finance, and ability to effectively request, evaluate, and discuss information about Amana with the investment adviser and other service providers to the Trust. The Nominees (except Ms. Carten) are independent of the adviser or other service providers, and fulfill the legal definition of Independent Trustee.

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The Board has concluded that its current leadership structure, in which the Chairman of the Board is an Independent Trustee and not affiliated with the investment adviser, is appropriate and in the best interest of shareowners. In light of the services provided to the Trust daily by the investment adviser and the responsibilities of the investment adviser to the Trust, the Board believes it appropriate and in the best interest of shareowners to have a separate President who is an active adviser employee. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during his tenure with the Trust. In addition to the information set forth in the Trustees table above and other relevant qualifications, the following are additional important qualifications of each Nominee for Trustee:
Incumbent Independent Trustees
Firas J. Al-Barzinji, JD, MBA, was appointed to the Board of Trustees in 2022. He is a Virginia-licensed attorney and serves as General Counsel to Sterling Management Group, Inc. (Herndon, VA), a consulting, venture capital, business management, and real estate investment firm. Mr. Al-Barzinji serves on the boards of several private companies and has worked in private equity since 2012. His main focus has been in agro-industrial and technology investments. Mr. Al-Barzinji also serves multiple charitable institutions through board or committee membership. Mr. Al-Barzinji’s degrees include a bachelor’s degree in English from Virginia Tech, a juris doctor from the George Mason University
School of Law, and a master’s degree in business administration from the University of Virginia Darden School of Business. The Board feels
Mr. Al-Barzinji’s legal experience, financial business background, volunteer service and board leadership make him an excellent board member.
Miles K. Davis, PhD, is the former Founding CEO and Vice Chancellor of Wigwe University (Isiokpo, Rivers State, Nigeria). Before assuming the role at Wigwe University, Dr. Davis was President of Linfield University (McMinnville, OR). Dr. Davis is active in the microfinance movement and lectures regularly in the US, Africa, and Europe. An authority on entrepreneurship, his work focuses on the areas of integrity, values, and principles within the business world. He is a former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business at Shenandoah University (Winchester, VA). Dr. Davis earned a bachelor’s degree in communications from Duquesne University, a master’s degree in human resource development from Bowie State University, and a doctorate in organizational behavior and management from The George Washington University. The Board feels Dr. Davis’s proven academic leadership skills, financial background, and experience make him an excellent board member.

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Ronald H. Fielding, MA, MBA, CFA®, has worked in the mutual fund industry as a portfolio manager, owner, and senior officer of mutual fund advisers for over 35 years. He has served on the board of Investment Company Institute Mutual Insurance for over 20 years. He has taught courses in finance and economics, and serves on philanthropic and educational institution boards. Mr. Fielding has a bachelor’s degree in liberal arts from St. John’s College, plus master’s degrees in economics and business from the University of Rochester. The Board feels Mr. Fielding’s demonstrated mutual fund industry experience and background, and his volunteer service and leadership on many boards, including ICI Mutual Insurance and St. John’s College, make him an excellent board member.
Independent Trustee Nominee
Asma Y. Mirza, MBA has spent her career solving big problems facing businesses and governments. Ms. Mirza is currently the Chief Performance Officer for the State of Maryland, where she focuses on the Governor’s priorities including co-lead for the economic response to protect workers and businesses related to the Francis Scott Key Bridge collapse in Baltimore. Ms. Mirza served as the Chief of Staff to the White House COVID-19 Response Team and as a Deputy at the White House Infrastructure Implementation Team & Special Assistant to the President. Prior to Ms. Mirza’s distinguished public service career, she was an Engagement Manager at McKinsey & Company. The Board believes Ms. Mirza’s demonstrated leadership and managerial experience, both in the private and the public sector, make her an excellent board member.
Interested Trustee Nominee
Jane K. Carten MBA, graduated from Western Washington University with an MBA and undergraduate degree in Computer Science and Business. As
Chairperson, President, Chief Executive Officer, and Director of Saturna
Capital Corporation (the Funds’ investment adviser), Ms. Carten oversees Saturna’s daily operations and holds officer positions and directorships with certain Saturna Capital affiliates as noted previously. Ms. Carten is also the
Vice President and a Director of Saturna Trust Company and a Director of Saturna Brokerage Services, Inc. (the Funds’ underwriter and distributor) Ms. Carten is active in the Bellingham Bay Rotary and is a member of the Young Presidents’ Organization. She is a founder of the nonprofit OpenAccess Internet Services and is a Bellingham Sister Cities member and contributor. The Board believes Ms. Carten’s demonstrated mutual fund industry experience and background, and her volunteer service and leadership on community boards, make her an excellent board member.
Nicholas Kaiser and Dr. M. Yaqub Mirza are retiring effective June 2025 and not standing for re-election.

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Board Role in Risk Oversight
The Board’s role in management of the Trust is oversight. Day-to-day management of the Trust, selection of Fund investments, administration services, and management of operational and portfolio risk are responsibilities of the adviser. Distribution services are the responsibility of Saturna Brokerage Services, a subsidiary of Saturna Capital. The Board, through reports from the adviser, distributor, and third parties; meetings of the whole board as well as its committees; independent experiences including shareowner contacts; and communications with board advisors such as auditors, legal counsel, compliance officers and regulators; provides only general supervision and risk oversight. The department managers of the investment adviser provide detailed risk analysis reports (highlighting areas of possible concern) to the adviser every six months, which are shared with the Board. The Independent Trustees meet privately with the Trust’s chief compliance officer and the Trust’s outside legal counsel as needed. The Chairman’s duties include developing the agenda for each Board meeting in consultation with management, presiding at each Board meeting, discussing Trust matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.
What is Amana’s process for Nominating Trustee candidates?
Governance, Compensation and Nominations Committee Charter. A copy of the Governance, Compensation and Nominations Committee Charter is included as Exhibit C. The Independent Trustee members of the Committee select and propose candidates for nomination by the Independent Trustees of the Trust.
Shareowner Communications. The Board will consider candidates recommended by shareowners of Amana. Shareowners should direct the names of candidates they wish to be considered to the attention of the Board, in care of the Secretary, at the address of Amana listed on the front page of this Proxy Statement. Such candidates will be considered with any other Trustee candidates.
Nominee Qualifications. The Board will consider nominees recommended by shareowners on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. The Board considers, among other things, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness. The Board does not have a specific policy requiring diversity in its Trustees.
For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates, and other principal service providers is critical, as is an independent and questioning mindset. The Board also considers whether

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the prospective candidates’ circumstances would allow them to conveniently attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.
Identifying Nominees. The Governance, Compensation, and Nominations Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted to discuss the position; if there appeared to be sufficient interest, a meeting with one or more Committee members would be arranged. If the Committee members, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of Independent Trustees for input.
Any request by management to meet with the prospective candidate would be given appropriate consideration. Amana has not paid a fee to third parties to assist in finding nominees.
REQUIRED VOTE
For approval of the election of the Trustees, the five Nominees for Trustee receiving the highest number of affirmative votes cast at the Meeting in person or by proxy will be elected, provided a quorum is present.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Information regarding the Funds’ independent registered public accounting firm is included in Exhibit D.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES
OF THE AMANA MUTUAL FUNDS TRUST.

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EXHIBIT A
OUTSTANDING SHARES
The table below indicates the number of shares of the Trust and each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

Trust/Fund	Shares Outstanding
Trust	132,439,689.182
Amana Income Fund Investor Shares (AMANX)	13,106,964.245
Amana Income Fund Institutional Shares (AMINX)	16,890,796.785
Amana Growth Fund Investor Shares (AMAGX)	33,156,294.992
Amana Growth Fund Institutional Shares (AMIGX	36,472,129.570
Amana Developing World Investor Shares (AMDWX)	2,854,540.921
Amana Developing World Institutional Shares (AMIDX)	7,231,195.913
Amana Participation Fund Investor Shares (AMAPX)	3,160,582.077
Amana Participation Fund Institutional Shares (AMIPX	19,567,184.679

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EXHIBIT B
PRINCIPAL SHAREOWNERS OF THE FUNDS
As of December 20, 2024, the following person(s) owned of record, or were known by Amana Mutual Funds Trust to own beneficially, more than 5% of the Funds’ shares of stock.
Amana Income Fund Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	5,500,959	41.89%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	2,320,594	17.67%
Voya Retirement, Insurance and Annuity Company One Orange Way, Windsor, CT 06095	1,292,962	9.85%

Amana Income Fund Institutional Shares

Name and Address	Shares	Percentage of Class
Vanguard Fiduciary Trust Company 400 Devon Park Drive K2, Wayne, PA 19087	2,150,708	12.76%
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	1,479,093	8.78%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	905,975	5.38%

Amana Growth Fund Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	14,209,997	42.76%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	7,455,078	22.43%

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Amana Growth Fund Institutional Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	5,325,825	14.64%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	2,861,817	7.86%

Amana Developing World Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	808,773	29.06%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	615,121	22.11%
Voya Institutional Trust Company One Orange Way, Windsor, CT 06095	317,130	11.40%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	170,138	6.11%

Amana Developing World Institutional Shares

Name and Address	Shares	Percentage of Class
American Enterprise Investments FBO #41999970 707 2nd Ave South, Minneapolis MN, 55402	1,513,239	20.95%
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	871,427	12.07%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	697,273	9.65%

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Amana Participation Fund Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	1,266,696	40.93%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	690,408	22.31%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	159,445	5.15%

Amana Participation Fund Institutional Shares

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	4,080,194	20.91%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	3,567,599	18.28%
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	2,169,529	11.12%
SEI Private Trust Company1 Freedom Valley Drive, Oaks, PA 19456	1,359,940	6.97%

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EXHIBIT C
Governance, Compensation and Nominations Committee Charter
Purpose
The Board of Trustees of Amana Mutual Funds Trust (the “Trust”) has created a Governance, Nominations, and Compensation Committee. The Committee shall be composed of at least three members.
The purpose of the Committee is (1) to nominate candidates for selection as Independent Trustees and (2) to identify, develop, review and recommend policies and procedures relating to all board governance and service matters (including compensation).
The Board shall appoint members of the Committee and a Chair of the Committee. The Board may appoint as Committee members persons who are not members of the Board, as long as a majority of the Committee are Board members. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chair for any reason at any time. The Board shall determine the compensation of Committee members, including the Committee Chair.
Procedures for Nominating New Independent Trustees
At the direction of the Board of Trustees of the Trust, the Committee will nominate candidates for election as Independent Trustees of the Trust using the following procedures:
1.
The Chair on behalf of the Committee shall obtain and receive suggestions for prospective Independent Trustees from current Independent Trustees of the Trust, from management and from other appropriate sources, including, if necessary, outside consultants, and will, to the extent feasible and appropriate, maintain all names received in confidence.

2.
The Chair will provide each Committee member with the name and background information of each candidate prior to the first meeting of the Committee at which the candidate is to be discussed, if possible.

3.
At a meeting of the Committee, the Committee will discuss all candidates whose names have been submitted to the Chair. The Committee by majority vote may remove individuals from further consideration. The Committee may establish priorities and criteria for selection of potential candidates from the remaining individuals. The Chair will arrange for such information about candidates selected for further consideration as requested by the Committee.

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4.	The Committee will review further the potential candidate(s) as it deems necessary before proposing candidate(s) to the Independent Trustees for nomination.
5.	The Committee will not differentiate among candidates based upon any characteristic prohibited under applicable laws and regulations.
Governance Matters
The Committee shall, from time to time, recommend to the Board policies concerning Board governance matters, including compensation of the Independent Trustees, as requested by the Board, as follows:
1.
Annually, the Committee shall carry out a process for an evaluation by the Board of the performance of the Board and its committees. The Committee shall report to the Board the findings and recommendations of these evaluations.

2.
The Committee shall review, as it deems necessary, the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

3.
Annually, the Committee shall review, and as deemed by the Committee to be necessary, adjust, compensation of the Independent Trustees. The Committee shall also review the reimbursement policies for Trustee expenses. Should the Committee deem a modification is appropriate, the Committee shall propose such modification to the Board for its consideration.

Meetings and Procedures of the Committee
1.
Meetings. The Committee shall meet as often as it determines is appropriate to carry out its duties under this Charter. Meetings may be called by any of the Committee members, in consultation with the Chair. In the absence of the Chair, meetings shall be chaired by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

2.	Minutes. The Committee shall keep minutes of its meetings.

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3.	Subcommittees. The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate.
4.
Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the full Board, to retain special advisers. The Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee. Committee members shall be entitled to rely, in good faith, on information, opinions, reports or statements made or prepared by others, if prepared and presented by: (1) persons the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee.

5.	Review. The Committee shall review and reassess the adequacy of this Charter, and the operations of the Committee, from time to time and recommend any proposed changes to the Board.

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EXHIBIT D
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller and Baker LLP (“Tait”) serves as the independent registered public accounting firm for the Funds and provides audit services, tax services and assistance and consultation in connection with the review of the Trust’s filings with the Securities and Exchange Commission. Tait conducted the annual audit of the Funds as of May 31, 2024 and has been selected as the independent registered public accounting firm for the Funds for the fiscal year ending May 31, 2025. In the opinion of the Audit & Compliance Committee, the services provided by Tait, including its provision of non-audit services described below, are compatible with maintaining its independence.
Representatives of Tait are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:
D.   Oversight of Independent Auditors
3.  Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust.  Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.
Information concerning the fees billed by Tait can be found below:
Audit Fees
For the fiscal years ending May 31, 2024, and 2023 the aggregate audit fees billed for professional services rendered by the principal accountant were $124,000 and $124,000, respectively.

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Audit-Related Fees
There were no audit-related fees billed by the principal accountant for assurance and related services that were not included under Audit Fees for the fiscal years ending May 31, 2024, and 2023.
Tax Fees
For the fiscal years ending May 31, 2024, and 2023, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $20,000 and $20,000 respectively.  Service includes preparation of the Funds’ federal and state income tax returns.
All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2024, and 2023.
Percentages of Services
None of the Audit-Related Fees, Tax Fees, or All Other Fees, were approved by the Trust’s Audit & Compliance Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by Tait for services rendered to Saturna Capital for the fiscal years ended May 31, 2024, and 2023 were:

	Fiscal Year Ended
	May 2024	May 2023
All other fees:	$20,000	$20,000

The fees listed above consist of fees paid by Saturna Capital to Tait for its review and report on Saturna Capital’s internal transfer agency control procedures and Saturna Capital’s custody control procedures.
The aggregate non-audit fees billed by Tait for services rendered to entities controlling, controlled by, or under common control with Saturna Capital, for the fiscal years ended May 31, 2024, and 2023 were:

Fiscal Year Ended
	May 2024	May 2023
All other fees:	None	None

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SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60352-S02399

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. Elect or re-elect five Trustees Nominees for election are: 01) Firas J. Al-Barzinji 02) Jane K. Carten 03) Miles K. Davis 04) Ronald H. Fielding 05) Asma Y. Mirza	!	!	!

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please be sure to sign and date the below.
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee, or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

AMANA MUTUAL FUNDS TRUST

Amana Income Fund

Amana Growth Fund

Amana Developing World

Amana Participation Fund

The undersigned shareowner of an Amana Mutual Funds Trust Fund listed above hereby appoints Jane K. Carten and Dr. M. Yaqub Mirza, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on January 2, 2025 at a Special Meeting of Shareowners to be held at the office of Saturna Capital, 1300 N. State Street, Bellingham, WA at 2:00 p.m. (Pacific time), on February 14, 2025 , and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE